United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 30, 2015

REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant's telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2015, the Board of Directors of Realty Income Corporation (the “Company”) took the following actions concerning the executive officers of the Company:

•   Sumit Roy, Chief Operating Officer, was appointed as President of the Company, effective as of November 30, 2015.  Mr. Roy will retain his title as Chief Operating Officer.

•   Neil M. Abraham, Senior Vice President, Investments, was appointed as Executive Vice President, Chief Investment Officer of the Company, effective as of November 30, 2015.

•   Richard G. Collins, Executive Vice President, Portfolio Management, will depart from the Company, effective as of December 31, 2015.

Information about Mr. Roy, including a biographical summary, information about positions and offices he has held with the Company and information about his business experience, may be found in the Company’s definitive proxy statement for the 2015 Annual Meeting of Stockholders on Schedule 14A filed on March 27, 2015.

Prior to his appointment as Executive Vice President, Chief Investment Officer, Neil Abraham, 44, served as Senior Vice President, Investments, focusing primarily on the Company’s investment activities since April, 2015. Prior to joining the Company, Mr. Abraham was a Portfolio Manager for equity and mortgage REITs at Alliance Bernstein – Global Equities in New York for eight years.

The Company anticipates that Mr. Collins will be eligible to receive severance payments and benefits in accordance with the non-cause termination provisions of his existing employment agreement and applicable equity-based award agreements with the Company.

Item 7.01        Regulation FD Disclosure

On December 1, 2015, the Company issued a press release announcing the appointments of Mr. Roy as President, Mr. Abraham as Executive Vice President, Chief Investment Officer, and Mr. Collins’ departure as Executive Vice President, Portfolio Management. A copy of this press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits

99.1   Press Release issued by the Company on December 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2015	REALTY INCOME CORPORATION
	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.                 Description

99.1                             Press Release issued by the Company on December 1, 2015